Taxes (Details) - Schedule of Deferred Tax Assets - USD ($)	Mar. 31, 2024	Sep. 30, 2023	Sep. 30, 2022
Deferred tax assets:
Net operating loss carry-forwards	$ 113,753	$ 5,049
Inventory written down	135,064	144,106
Allowance for credit losses	6,124	19,008
Total	254,941	168,163
Valuation allowance	(124,500)	(15,688)	$ (14,248)
Total deferred tax assets, net	$ 130,441	$ 152,475